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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               Saul Centers, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

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                               [LOGO OF SAUL CENTERS, INC.]

                        7501 Wisconsin Avenue, Suite 1500
                          Bethesda, Maryland 20814-6522
                                 (301) 986-6200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 23, 2004

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SAUL CENTERS, INC., a Maryland corporation, will be held at 11:00 a.m. local time, on April 23, 2004, at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, MD (at the southwest corner of the Wisconsin Avenue and Old Georgetown Road intersection, adjacent to the Bethesda Metro Stop on the Metro Red Line), for the following purposes:

       1. To elect four directors to serve until the annual meeting of stockholders in 2007, or until their successors are duly elected and qualified.

       2. To approve the amendment to the First Amended and Restated Articles of Incorporation of Saul Centers, Inc. to conform the definition of "independent" directors to recent developments in applicable law, rules and regulations relating to independence requirements for the composition of the Board and any committee thereof.

       3. To approve the 2004 Stock Plan.

       4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

       Common stockholders of record at the close of business on February 27, 2004 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof. Holders of depositary shares representing interests in preferred stock are not entitled to receive notice of, and to vote at, the annual meeting.

       Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person. It is important that your shares be voted.

                                          By Order of the Board of Directors


                                          /s/ Scott V. Schneider
                                          --------------------------------------
                                          Scott V. Schneider
                                          Chief Financial Officer and Secretary

March 26, 2004
Bethesda, Maryland

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                               [LOGO] Saul Centers

                        7501 Wisconsin Avenue, Suite 1500
                          Bethesda, Maryland 20814-5522
                                 (301) 986-6200

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 2004

                                     GENERAL

     This Proxy Statement is furnished by the Board of Directors of Saul Centers, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on April 23, 2004, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of such meeting. All common stockholders of record at the close of business on February 27, 2004 will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted for the Proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence or absence of a quorum.

     For Proposal 1, the four nominees for director who receive the most votes will be elected. If a stockholder indicates "withhold authority to vote" for a particular nominee on the stockholder's proxy card, the stockholder's vote will not count either for or against the nominee. For Proposal 2, the affirmative vote of the holders of two-thirds of the common shares outstanding as of the record date is required to approve the amendment to the First Amended and Restated Articles of Incorporation. For Proposal 3, the affirmative vote of a majority of the votes cast on the proposal is required to approve the 2004 Stock Plan, provided that the total vote cast on the proposal represents common shares outstanding as of the record date.

     For Proposal 1, any shares not voted as a result of an abstention or a broker non-vote will have no impact on the vote. For Proposal 2, any shares not voted as a result of an abstention or a broker non-vote will effectively be treated as a vote against the proposal. For Proposal 3, any shares not voted as a result of an abstention or a broker non-vote will effectively be treated as a vote against the proposal, unless holders of a majority of the common shares outstanding as of the record date cast votes, in which event a broker non-vote will have no impact on the vote.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged Georgeson and Company to assist in the solicitation of proxies. The Company anticipates that it will incur total fees of $6,000 plus out-of-pocket expenses. Neither the number of phone calls nor the out-of-pocket expenses can be estimated at this time. It is anticipated that this Proxy Statement and the enclosed proxy card first will be mailed to common stockholders on or about March 26, 2004.

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     As of the record date, February 27, 2004, 15,988,877 shares of common stock of the Company, $0.01 par value per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. Holders of depository shares representing interests in preferred stock are not entitled to receive notice of, and to vote at, the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 30.8% of the outstanding shares of Common Stock, excluding 7.9% of the outstanding Common Stock held by the B. F. Saul Company Employees' Profit Sharing Retirement Trust, two of four trustees of which are officers and/or directors of the Company. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock in favor of the Proposals set forth in this Proxy Statement.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

     The Company will present the following proposals at the annual meeting. The Company has described in this proxy statement all the proposals that it expects will be made at the annual meeting. If a stockholder or the Company properly presents any other proposal to the meeting after March 24, 2004, the Company will, to the extent permitted by applicable law, use the stockholder's proxies to vote shares on the proposal in the Company's best judgment.

1.   Election of Directors
     The First Amended and Restated Articles of Incorporation and the
Amended and Restated Bylaws of the Company provide that there shall be no fewer than three, nor more than 15 directors, as determined from time to time by the directors in office. The Board of Directors of the Company currently consists of 12 directors. The Board of Directors is divided into three classes with staggered three-year terms. The term of each class expires at the annual meeting of stockholders, which is expected to be held in April of each year. The directors elected at the annual meeting of stockholders in 2004 will serve until the annual meeting of stockholders in 2007 or until his replacement is elected and qualifies or until his earlier resignation or removal.

     The nominees for election to the Board of Directors are:

          General Paul X. Kelley
          Charles R. Longsworth
          Patrick F. Noonan
          B. Francis Saul III

     Each of the directors is presently a member of the Board of Directors and has consented to serve as a director if re-elected. More detailed information about each of the nominees is available in the section of this proxy statement titled "The Board of Directors," which begins on page 8. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, the Company will vote all valid proxies for the election of the substitute nominee or nominees. The Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board. Proxies for the annual meeting may not be voted for more than four nominees.

     The Board of Directors unanimously recommends that you vote FOR these directors.

2. Approval of Amendment to the First Amended and Restated Articles of Incorporation to Require that the Composition of the Board of Directors and any Committee Thereof Satisfy all Independence Requirements of the Federal Securities Laws and the Rules and Regulations of any Stock Exchange or Automated Interdealer Quotation System on which the Company's Stock is Listed

     Background
     In the wake of the corporate scandals that have impacted Wall Street over the past few years, President Bush, the U.S. Congress, the Securities and Exchange Commission, the New York Stock Exchange and the National Association of Securities Dealers have adopted various corporate governance reforms, including the passage of the Sarbanes-Oxley Act in July 2002. The Act requires that all members of the Audit Committee of a public company be "independent" as defined in the Act and the rules promulgated by the SEC thereunder. In addition, both the NYSE and NASD have issued rules that would require a majority of the board of directors of a listed or quoted company to be "independent," as defined in the respective rules of the NYSE and NASD. The rules of the NYSE and NASD contain independence requirements for Audit Committee membership in addition to those adopted by the SEC.

     In response to these developments, the Company has adopted a series of "best practice" corporate governance procedures and documents, consisting of:

     .    the adoption of disclosure controls and procedures,

     . the formation of a Nominating and Corporate Governance Committee and the adoption of a charter for such committee,

     .    the adoption of an amended Audit Committee charter,

     .    the adoption of a Compensation Committee charter,

     .    the adoption of corporate governance guidelines,

     . the adoption of a whistleblower procedure for the reporting of accounting-related concerns, and

     . the adoption of a code of ethics covering the Company's senior financial officers, including B. Francis Saul II, the Company's Chairman and Chief Executive Officer.

     In keeping with new SEC, NYSE and NASD rules, these documents provide that a majority of the Company's directors be "independent" and that all of the members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee be "independent" directors. When defining the term "independent," in order to conform with current "best practices," the Company referred to the definition of that term in the federal securities laws, the NYSE Listed Company Manual and the rules and regulations of the NYSE, which are referred to as the NYSE listing standards, and other laws and regulations applicable to the Company.

     The Company also reviewed the definition of "independent" contained in the Company's First Amended and Restated Articles of Incorporation, which is referred to as the Articles. That definition, which was adopted in 1993 in connection with the Company's initial public offering, is inconsistent with the newly adopted NYSE and SEC guidelines and requirements and, as a result, is not consistent with current "best practices."

     Under the Articles, a director is not independent if the director is affiliated with Mr. Saul II or his family members or is affiliated with various entities that are controlled by Mr. Saul II. This definition is inconsistent with the approach taken by the NYSE regarding the role and responsibility of the Board of Directors in reviewing the independence of each director. Currently, the Board of Directors is obligated by the Articles to determine whether or not any of the directors would fail to satisfy a specific objective test set forth in the Articles. If a director satisfies the specified tests, the director must be classified as "independent." The Board has no obligation to make additional inquiries or to take into account other relationships with the Company in order to classify a director as "independent." In contrast, the NYSE listing standards specifically require the Board of Directors to make an affirmative determination that each "independent" director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of the director.

     In addition, the NYSE listing standards, which have been incorporated into the Company's recently adopted governance documents, require that the members of specified committees of the Board of Directors qualify as "independent." As indicated, the Company has complied with these listing standards in defining "independent" in the governance documents. The current definition in the Articles does not apply to the determination of independence of a director in his capacity as a member of a committee. As a result, a director who is not "independent" under the Articles may still qualify as an "independent" member of a committee.

     After careful consideration of the definitions contained in the Articles, the recently adopted SEC rules and the recently adopted NYSE listing standards, and the purposes for each definition, the Board of Directors has determined that it is advisable and in the best interest of the stockholders of the Company that a single, consistent definition of "independent" be used to determine the independence of a director. The Board believes that it would be, at best, confusing, and possibly unworkable, to have different definitions of independence governing its directors. The Board of Directors also determined that the definitions recently adopted by the SEC and the NYSE are more appropriate than the definition in the Articles because they require, before a director may be considered to be "independent," an in-depth analysis by the full Board of Directors of all relationships between that director and the Company and the Board's determination that these relationships are unlikely to affect the director's ability to exercise independent judgment in acting as one of the Company's directors.

     Accordingly, the Board of Directors is recommending that the Articles be amended, as set forth below under "Proposed Amendment," to eliminate any conflict between the definition of "independent" and the definition used in the governance documents that the Board recently adopted in order to comply with current "best practices" and the laws and regulations currently applicable to the Company.

     Please note that, regardless of whether the amendment to the Articles is adopted, the Company currently satisfies all applicable independence requirements, including those established by the SEC, the NYSE and the Articles.

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     Proposed Amendment

     The Board of Directors, for the reasons described above under "Background," believes it is in the best interests of the Company and its stockholders to amend the First Amended and Restated Articles of Incorporation to require that the composition of the Board and any committee thereof satisfy all independence requirements of the federal securities laws and the rules and regulations of any stock exchange or automated interdealer quotation system on which the Company's stock is listed. The Board of Directors has unanimously approved an amendment to the First Amended and Restated Articles of Incorporation deleting in its entirety Article V. Section 3. thereof and substituting as Article V. Section 3. the following:

         Section 3. Independent Directors. Notwithstanding anything herein to the contrary, at all times (except during a period of vacancy or vacancies on the Board of Directors), the Board of Directors and any committee thereof shall have such number of directors with such characteristics as may be necessary to satisfy all independence requirements set forth in the Securities Exchange Act of 1934 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and the rules and regulations of any stock exchange or automated interdealer quotation system on which any equity securities of the Company are listed or quoted.

     The Board of Directors unanimously recommends that you vote FOR the amendment to the First Amended and Restated Articles of Incorporation.

3.   Approval of 2004 Stock Plan

     What is the Company's 2004 Stock Plan?

     The Company's 2004 Stock Plan, which we refer to as the Plan, was originally adopted by the Board of Directors on March 3, 2004.

     Section 162(m) of the Internal Revenue Code, which we refer to as the Code, limits a corporation's tax deduction for compensation paid to executive officers unless the compensation qualifies as "performance-based compensation." Qualification of options granted under the Plan depends upon obtaining approval of the Plan by the Company's stockholders.

     Additionally, Section 421 of the Code permits a corporation to grant "incentive stock options" to an employee of the corporation or an employee of a parent or subsidiary corporation. Incentive stock options are subject to favorable tax rules for the recipient- employee if certain conditions are met. Qualification of options granted under the Plan as incentive stock options depends upon obtaining approval of the Plan by the Company's stockholders.

     We are asking you to approve the Plan, as described below. The purpose of the Plan is to promote the growth and success of the Company by aligning the personal interests of directors, employees and consultants to those of the Company's stockholders. The closing price of the Common Stock on the NYSE as of February 27, 2004 was $27.88.

     Set forth below is a summary of some of the material terms of the Plan. For a more complete description of such terms, however, you should read a copy of the Plan, a copy of which is attached hereto as Annex A.

     Who administers the Plan?

     The Compensation Committee of the Board of Directors is responsible for administering the Plan and taking all action authorized by the Plan or reasonably necessary to carry out its purposes. The Compensation Committee has sole authority to select employees, consultants and directors to whom awards are granted, to determine the size and type of award and to determine the terms and conditions of such awards in a manner consistent with the Plan. The Compensation Committee is authorized to interpret the Plan and its decisions, determinations and interpretations are final and binding.

     Who is eligible to receive an award under the Plan?

     Under the Plan, all directors, consultants, and employees of the Company or an "affiliate" are eligible to receive option awards under the Plan. An affiliate is (i) any "subsidiary corporation" or "parent corporation" of the Company, or (ii) an entity in which the Company or any of its affiliates have a material equity interest. The employees, consultants and directors of an entity that becomes an affiliate after the adoption of the Plan are eligible to receive awards under the Plan. A subsidiary corporation is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last in the chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain. A parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company that owns at least fifty percent (50%) of the total combined voting power of classes of stock in one of the other corporations in the chain. Additionally, directors of the Company are eligible to receive stock awards under the Plan.

     How many shares of Common Stock are available under the Plan?

     The maximum number of shares of Common Stock that may be issued under the Plan pursuant to awards of stock options is 500,000 shares. No individual may receive awards of stock options representing more than 500,000 shares of Common Stock in any one calendar year. The maximum number of shares of Common Stock that may be issued under the Plan to directors of the Company pursuant to stock awards is 100,000 shares. The number of shares available and the calendar year award limit are subject to adjustment without stockholder approval in the event of a change in corporate capitalization, such as a reorganization, reclassification, stock split, stock dividend, or merger. If a stock award terminates or an option terminates, expires or becomes unexercisable prior to exercise, the shares subject to such option or stock award are available respectively under the first and third sentences of this paragraph for future awards under the Plan. In addition, shares issued under an option or stock award that are withheld or surrendered to pay withholding taxes or in full or partial payment of the exercise price of an option are added to the aggregate shares of Common Stock available for issuance under the Plan.

     What type of awards can be made under the Plan?

     Awards under the Plan consist of options to purchase Common Stock. Additionally, directors of the Company may receive stock awards under the Plan. The recipient of an award is referred to as a "participant."

     What are the terms of the awards under the Plan?

     Stock Awards. Stock awards consist of either a grant of shares of Common Stock or shares of phantom stock. Each share of phantom stock is equivalent in value to a share of Common Stock. The Compensation Committee has absolute discretion to determine the terms and conditions of stock awards. The Compensation Committee may also establish a deferred compensation program under which fees payable by the Company to directors may be deferred in the form of a stock award.

     Options. The terms and conditions of each option award, including the exercise price, are established at the time of the award. The options that may be granted under the Plan may either be "incentive stock options" intended to qualify under Section 422 of the Code or non-qualified stock options. Incentive stock options may only be granted to an employee of the Company or an employee of a subsidiary or parent corporation. Options granted under the Plan will have an exercise price of not less than the fair market value on the date of grant, except that in the case of an incentive stock option granted to a participant who is deemed to be a ten percent (10%) owner of the Company (or a ten percent (10%) owner of a subsidiary or parent corporation), the exercise price of such option cannot be less than 110% of the common stock's fair market value on the date of grant. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. Without approval of the stockholders of the Company, the Compensation Committee may not cancel an outstanding option with an option price above the then fair market value of shares covered by the option and issue replacement options. This limitation, however, does not prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. Options granted under the Plan may not expire any later than ten (10) years after the date of grant, provided that an incentive stock option granted to a participant who is deemed to be a ten percent (10%) owner of the Company (or a ten percent (10%) owner of a subsidiary or parent corporation) may not expire any later than five (5) years after the date of grant.

     Options vest as determined by the Compensation Committee. Options are only exercisable to the extent vested. If a participant ceases continuous service as an employee, director or consultant while holding an exercisable option, other than by reason of death or disability or a termination for cause, the option will generally terminate if not exercised within the ninety (90) day period following such termination (or if earlier, the expiration date of the option under the terms of the option agreement). The right to exercise an option will expire immediately upon termination if the termination is for cause (as defined under the Plan or in an applicable employment or services agreement). Upon death or disability, the option exercise period is extended to the earlier of (i) one year from the participant's termination of service or (ii) the expiration date under the terms of the stock option agreement. The Plan permits the Compensation Committee to provide for alternative option exercise periods in an eligible person's option agreement.

     Except as determined by the Compensation Committee and set forth in an option agreement, accelerated vesting automatically occurs in the case of a "change in control" of the Company. Subject to certain exceptions, a change in control occurs when (i) a person acquires beneficial ownership of 20% or more of the outstanding Common Stock or the combined voting power of then outstanding voting securities, (ii) a change in the composition of the Board compared to its composition as of the date of the adoption of the Plan, (iii) approval by the stockholders of the Company of a merger, reorganization or sale of, or other disposition of all or substantially all the assets of, the Company; or (iv) the approval of the stockholders of the Company of a complete dissolution or liquidation of the Company.

     Unless provision is made for the continuation of the Plan or the assumption or substitution of options outstanding under the Plan, if the Company is merged or consolidated and the Company is not the surviving corporation, or if the Company is liquidated or sells substantially all of its assets to another corporation (a "corporate event"), all outstanding options under the Plan are automatically canceled as of the date of the corporate event, subject, however, to the condition that thirty days prior to the corporate event all outstanding options are immediately vested and participants are provided a thirty day period in which to exercise such options. If the exercise of options during the before-described thirty day exercise period would result in a violation of federal securities laws, each participant is to be paid a cash amount equal to the difference between the fair market value of the common stock underlying the option and the exercise price. The Compensation Committee has discretion to cancel an option if the foregoing acceleration of vesting (or the cash payment in settlement of the option) would result in an excess parachute payment for purposes of the Code.

     Full payment for shares purchased upon exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise. In the discretion of the Compensation Committee, payment may be made
(i) in cash, (ii) through the surrender of previously-acquired shares, (iii) through withholding by the Company of shares otherwise issuable upon exercise of the option, (iv) through sale on the open market through a broker-dealer of shares issuable upon exercise of the option, or (v) any other manner permitted by the Compensation Committee in its discretion. A participant may satisfy his or her tax withholding obligations by (i) cash payment, (ii) surrendering shares previously-acquired by the participant, (iii) by having the Company withhold shares of Common Stock otherwise deliverable under the Plan, or (iv) by having funds withheld from payments of wages, salary or other cash compensation due the participant. The Compensation Committee is authorized to establish a default form of payment for tax withholding purposes.

     No participant shall have any rights as a stockholder with respect to shares subject to an option until the participant exercises the option and the certificate for the shares has been issued by the Company.

     Have employees received awards under the Plan?

     The Compensation Committee has not yet made awards under the Plan. All future awards under the Plan will be discretionary and therefore are not determinable at this time.

     Under what circumstances will the Plan terminate?

     The Plan shall automatically terminate ten years after the date the Plan is adopted by the Board. Prior to such time, the Board may terminate the Plan at any time and for any reason or for no reason, except that such termination may not impair any right of a holder of an outstanding award.

     Who can amend the plan?

     The Board can amend the Plan, provided, however, that stockholder approval is required in the case of (i) an amendment that increases the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) a change in the class of employees eligible to receive incentive stock options, and (iii) to the extent stockholder approval is required for any amendment by the terms of any applicable law, regulation or rule, including without limitation, the NYSE.

     Are the rights awarded under the Plan transferable?

     Awards granted under the Plan are generally not transferable, except by will or the laws of descent and distribution. The Compensation Committee in its discretion may authorize the assignment or transfer of nonqualified stock options and stock awards.

     What are the Federal income tax consequences of the Plan?

     The tax consequences of options granted under the Plan depend upon the type of option granted and, if the option is to an executive officer, whether the option qualifies as performance-based compensation under Section 162(m) of the Code.

     Non-Qualified Stock Options. The recipient of non-qualified stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of non-qualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on the exercise date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of income recognized by the recipient upon exercise. The Company will take a tax deduction equal to the amount of income realized by the option recipient on the exercise date.

     Incentive Stock Options. Federal regular income taxes are generally not imposed upon either the grant or the exercise of incentive stock options; taxes are imposed only when the shares of stock from exercised options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the sale or disposition of the stock, taxes will be assessed on the gain as ordinary income. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

     Section 162(m). Section 162(m) of the Code would render non-deductible to the Company certain compensation in excess of $1,000,000 in any year to certain executive officers of the Company unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from Section 162(m) of the Code. Options granted under the plan are designed to qualify as performance-based compensation.

     The Board of Directors unanimously recommends that you vote FOR the adoption of the 2004 Stock Plan.


                             THE BOARD OF DIRECTORS

     The following table and biographical descriptions set forth the name, age and principal occupations during the past five years for each nominee and director, current directorships held and the positions they currently hold with the Company. The information is as of March 1, 2004 unless otherwise indicated.

Name                             Age                    Principal Occupation and Current Directorships
----                             ---                    ---------------------------------------------------------------------
Class Two Directors-Term Ends at 2007 Annual Meeting (if elected)

General Paul X. Kelley           75                     Director since June 1993. Chairman of American Battle Monuments
                                                        Commission since 2001. Partner of J.F. Lehman & Company since 1998.
                                                        Commandant of the Marine Corps and member of the Joint Chiefs of
                                                        Staff from 1983 to 1987. Director of Sturm Ruger & Company, Inc.*,
                                                        OAO Technology Solutions, Inc. and London Life Reinsurance Company.

Charles R. Longsworth            74                     Director since June 1993. Chairman Emeritus of Colonial
                                                        Williamsburg Foundation. President and Trustee of Colonial
                                                        Williamsburg Foundation from 1977 through 1994. President Emeritus,
                                                        Hampshire College. Chairman Emeritus, Trustees of Amherst College.
                                                        Director of the Center for Public Resources.

Patrick F. Noonan                61                     Director since June 1993. Chairman Emeritus of The Conservation
                                                        Fund. Chairman of The Conservation Fund from 1985 through 2003.
                                                        Trustee of the National Geographic Society. On the Board of
                                                        Advisors of Duke University School of the Environment. Director of
                                                        Ashland Inc.* Member of the President's Commission on White House
                                                        Fellows.

B. Francis Saul III              42                     President and Director since June 1997. Vice Chairman of the
                                                        Company from 1997 to 2003. Senior Vice President of the B.F. Saul
                                                        Company. President of the B.F. Saul Property Company. Senior Vice
                                                        President and a Trustee of the B.F. Saul Real Estate Investment
                                                        Trust*. Vice Chairman of Chevy Chase Bank, F.S.B.*, Emeritus
                                                        Chairman of the Boys & Girls Clubs of Greater Washington. Vice
                                                        Chairman and Director of Children's National Medical Center and
                                                        Director of The Conservation Fund.


Class Three Directors-Term Ends at 2005 Annual Meeting

B. Francis Saul II               71                     Chairman, Chief Executive and Director since June 1993. President and Chairman of the Board of Directors of the B.F. Saul Company
                                                        since 1969. Chairman of the Board of Trustees of the B.F. Saul Real
                                                        Estate Investment Trust* since 1969 and a Trustee since 1964.
                                                        Chairman of the Board and Chief Executive Officer of Chevy Chase
                                                        Bank, F.S.B.* since 1969. Member of National Gallery of Art
                                                        Trustees Council. Trustee of the National Geographic Society,
                                                        Trustee of the Johns Hopkins Medicine Board and an Honorary Trustee
                                                        of the Brookings Institution.

Name                             Age                    Principal Occupation and Current Directorships
----                             ---                    ---------------------------------------------------------------------
Class Three Directors-Term Ends at 2005 Annual Meeting (continued)

John E. Chapoton                 67                     Director since October 2002. Partner, Brown Investment Advisory since 2001. Partner in the law firm of Vinson & Elkins L.L.P. from
                                                        1994 to 2000. Director of Stancorp Financial Group*.

James W. Symington               76                     Director since June 1993. Of Counsel in the law firm of O'Connor &
                                                        Hannan since 1986. Member of Congress from 1969 to 1977. U.S. Chief of Protocol from 1966 to 1968. Chairman Emeritus of National
                                                        Rehabilitation Hospital.

John R. Whitmore                 70                     Director since June 1993. Senior Advisor to the Bessemer Group,
                                                        Inc. since 1998. Formerly President and Chief Executive Officer of
                                                        the Bessemer Group and its Bessemer Trust Company subsidiaries (a financial management and banking group) and director of Bessemer
                                                        Securities Corporation from 1975 to 1998. Director of Old Westbury
                                                        Funds, Inc.*, the B.F. Saul Company, Chevy Chase Bank, F.S.B.* and
                                                        Chevy Chase Property Company. Trustee of the B.F. Saul Real Estate
                                                        Investment Trust*. Chairman of the Board of Directors of ASB
                                                        Capital Management, Inc. and Chevy Chase Trust Company.


Class One Directors-Term Ends at 2006 Annual Meeting

Philip D. Caraci                 65                     Vice Chairman since March 2003, Director since June 1993. President from 1993 to March 2003. Senior Vice President and Secretary of the
                                                        B.F. Saul Real Estate Investment Trust from 1987 to 2003. Executive
                                                        Vice President of the B.F. Saul Company from 1987 to 2003, with which he had been associated since 1972. President of B.F. Saul
                                                        Property Company from 1986 to 2003. Trustee of the B.F. Saul Real
                                                        Estate Investment Trust*.

Gilbert M. Grosvenor             72                     Director since June 1993. President (1980 through 1996) and
                                                        Chairman of the Board of Trustees since 1987 of the National
                                                        Geographic Society, with which he has been associated since 1954.
                                                        Director of Chevy Chase Bank, F.S.B.*, Marriott International
                                                        Corporation*, and a Trustee of the B.F. Saul Real Estate Investment
                                                        Trust*.

Philip C. Jackson, Jr.           75                     Director since June 1993. Adjunct Professor Emeritus at
                                                        Birmingham-Southern College from 1989 to 1999. Member of the Thrift
                                                        Depositors' Protection Oversight Board from 1990 until 1993. Vice
                                                        Chairman and a Director of Central Bancshares of the South (Compass
                                                        Bancshares, Inc.) from 1980 to 1989. Member of the Board of
                                                        Governors of the Federal Reserve System from 1975 to 1978. Director of International Realty Corp*.

David B. Kay                     47                     Director since October 2002. Chief Financial Officer of J.E. Robert
                                                        Companies from 2002 to present. Partner at Arthur Andersen LLP from
                                                        1990 to 2002. Director of Chevy Chase Bank, F.S.B.*

* Directorship in a publicly held company (i.e., a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act) or a company registered as an investment company under the Investment Company Act of 1940.

Compensation Committee Interlocks and Insider Participation

     B. Francis Saul II, Chairman of the Board and Chief Executive Officer of the Company, served on the Board of Trustees and the Compensation Committee of the National Geographic Society during 2003. Gilbert M. Grosvenor, a director of the Company and a member of the Company's Compensation Committee during 2003, serves as Chairman of the Board of Trustees of the National Geographic Society.

                              CORPORATE GOVERNANCE

Board of Directors

     General. The Company is currently managed by a 12-member Board of Directors. The Board has adopted a set of corporate governance guidelines, which, along with the written charters for the Board committees described below, provide the framework for the Board's governance of the Company. The corporate governance guidelines are available on the Company's website at www.saulcenters.com.

     Independence and Composition. As discussed in Proposal 2 above, the Articles and the NYSE listing standards each require that a majority of the Board of Directors be "independent" directors, as that term is defined in the Articles and the NYSE listing standards.

     The Board of Directors, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, has determined that Messrs. Chapoton, Jackson, Kay, Kelley, Longsworth, Noonan and Symington, representing a majority of the Board of Directors, are "independent" as that term is defined in the NASD listing standards and the Articles, and as that term is proposed to be defined in the amendment to the Articles described in Proposal 2 above.

     Meetings and Attendance. The Board of Directors met five times in the year ended December 31, 2003. Each of the directors currently serving on the Board of Directors, including the nominees, attended at least 79% of the aggregate of the total number of meetings of (i) the Board of Directors and (ii) the committees of the Board of Directors that he was eligible to attend. The corporate governance guidelines provide that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board meetings on a consistent basis. All of the 12 directors as of the date of the 2003 annual meeting were in attendance for the 2003 annual meeting.

     Shareholder Communications. The Board of Directors has adopted a process whereby its stockholders can send communications directly to the directors. Any stockholder wishing to communicate directly with one or more directors may do so in writing addressed to the director or directors, c/o Saul Centers, Inc., 7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland 20815-6522. All correspondence will be reviewed by the Company and forwarded to the director or directors.

Audit Committee

     General. The Board of Directors has established an Audit Committee, which is governed by a written charter, a copy of which is attached hereto as Annex B and is also available on the Company's website at www.saulcenters.com. Among the duties, powers and responsibilities of the Audit Committee as provided in the Audit Committee charter, the Audit Committee:

     . has sole power and authority concerning the engagement and fees of independent public accountants,

     . reviews with the independent accountants the plans and results of the audit engagement,

     . pre-approves all audit services and permitted non-audit services provided by the independent public accountants,

     .    reviews the independence of the independent public accountants,

     . reviews the adequacy of the Company's internal control over financial reporting, and

     . reviews accounting, auditing and financial reporting matters with the Company's independent accountants and management.

     Independence and Composition. The composition of the Audit Committee is subject to the independence and other requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated by the SEC thereunder, which is referred to as the Exchange Act, and the NYSE listing standards. In 2003, Messrs. Kelley, Longsworth, Noonan and Symington, were, and they currently are, the members of the Audit Committee, with General Kelley serving as chairman. Mr. Kay was appointed to the committee in April 2003.

     The Board of Directors, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, has determined that all current members of the Audit Committee meet the audit committee composition requirements of the Exchange Act and the NYSE listing standards and that Mr. Kay is an "audit committee financial expert" as that term is defined in the Exchange Act.

     Meetings. The Audit Committee met nine times in the year ended December 31, 2003.

Nominating and Corporate Governance Committee

     General. The Board of Directors has established a Nominating and Corporate Governance Committee, which is governed by a written charter, a copy of which is available on the Company's website at www.saulcenters.com. As provided in the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee:

     . identifies and recommends to the Board of Directors individuals to stand for election and reelection to the Board at the annual meeting of stockholders and to fill vacancies that may arise from time to time,

     . develops and makes recommendations to the Board for the creation and ongoing review and revision of a set of effective corporate governance guidelines that promote the competent and ethical operation of the Company and any policies governing ethical business conduct of the Company's employees or directors, and

     . makes recommendations to the Board of Directors as to the structure and membership of committees of the Board of Directors.

     Selection of Director Nominees. The corporate governance guidelines provide that the Nominating and Corporate Governance Committee endeavor to identify individuals to serve on the Board who have expertise that is useful to the Company and complementary to the background, skills and experience of other Board members. The Nominating and Corporate Governance Committee's assessment of the composition of the Board includes: (a) skills - knowledge of corporate governance, business and management experience and background, real estate experience and background, accounting experience and background, finance experience and background, and an understanding of regulation and public policy matters, (b) characteristics - ethical and moral standards, leadership abilities, sound business judgment, independence and innovative thought, and (c) composition - diversity, age and public company experience. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders.

     The Nominating and Corporate Governance Committee also considers director nominees recommended by stockholders. In accordance with the Company's Amended and Restated Bylaws, which is referred to as the Bylaws, and the Exchange Act, any proposal from stockholders regarding possible director candidates to be elected at a future annual meeting must be received by the Company at 7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland 20815-6522, Attn: Secretary not less than 60 nor more than 90 calendar days before the first anniversary of the Company's previous year's annual meeting, provided, that in the event that the date of the upcoming annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary date, to be timely delivered, the proposal must be received not earlier than the 90th day prior to the upcoming annual meeting and not later than the close of business on the later of the 60th day prior to the upcoming annual meeting or the 10th day following the day on which public announcement of the date of the upcoming annual meeting is first made. The deadline for submissions of proposals for the 2005 annual meeting can be found under the section captioned "Proposals for Next Annual Meeting."

     Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act. In addition, any proposals must include the following:

     . the name and address of the stockholder submitting the proposal, as it appears on the Company's stock transfer records, and of the beneficial owner thereof,

     . the number of each class of the Company's stock which is owned beneficially and of record by the stockholder and the beneficial owner,

     .    the date or dates upon which the stockholder acquired the stock,

     . the reasons for submitting the proposal and a description of any material interest the stockholder or beneficial owner has in submitting the proposal, and

     . all information relating to the director nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a director nominee and to serving as a director if elected).

     The chairman of the annual meeting shall have the power to declare that any proposal not meeting these requirements is defective and shall be discarded.

     The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders in the same manner that it evaluates director candidates recommended by the directors, management or employees.

     Independence and Composition. The NYSE listing standards require that the Nominating and Corporate Governance Committee consist solely of independent directors. From January 1, 2003 through December 4, 2003, Messrs. Grosvenor, Whitmore and Jackson were the members of the Nominating and Corporate Governance Committee. On December 4, 2003, upon making a determination that Mr. Whitmore was not an "independent" director of the Company under the Exchange Act and the NYSE listing standards, the Nominating and Corporate Governance Committee recommended, and the Board of Directors approved, the removal of Mr. Whitmore from the Nominating and Corporate Governance Committee. Messrs. Grosvenor and Jackson are the current members of the Nominating and Corporate Governance Committee, with Mr. Grosvenor serving as chairman.

     The Board of Directors, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, has determined that all current members of the Nominating and Corporate Committee are "independent" as that term is defined in the NASD listing standards.

     Meetings. The Nominating and Corporate Governance Committee met once in the year ended December 31, 2003.

Compensation Committee

     General. The Board of Directors has established a Compensation Committee, which is governed by a written charter, a copy of which is available on the Company's website at www.saulcenters.com. The Compensation Committee is responsible for:

     . approving and evaluating the compensation plans, policies and programs for the Company's officers,

     . making recommendations to the Board with respect to the compensation of directors, and

     . approving all awards to any officer under the Company's stock option and equity incentive plans.

     Independence and Composition. The NYSE listing standards require that the Compensation Committee consist solely of independent directors. From January 1, 2003 through December 4, 2003, Messrs. Grosvenor and Whitmore were the members of the Compensation Committee. On December 4, 2003, upon making a determination that Mr. Whitmore was not an "independent" director of the Company under the Exchange Act and the NYSE listing standards, the Nominating and Corporate Governance Committee recommended, and the Board of Directors approved, the removal of Mr. Whitmore from the Compensation Committee and the appointment of Mr. Jackson as a member of the Compensation Committee. Messrs. Grosvenor and Jackson are the current members of the Compensation Committee, with Mr. Grosvenor serving as chairman.

     The Board of Directors, upon the unanimous recommendation of the Nominating and Corporate Governance Committee, has determined that all current members of the Compensation Committee are "independent" as that term is defined in the NYSE listing standards.

     Meetings. The Compensation Committee met two times in the year ended December 31, 2003.

Executive Committee

     General. The Board of Directors has established an Executive Committee. The Executive Committee, which is not governed by a written charter, has such authority as it is delegated by the Board of Directors and advises the Board of Directors from time to time with respect to such matters as the Board of Directors directs.

     Independence and Composition. The Exchange Act and the NYSE listing standards do not require that the Executive Committee consist of any independent directors. In year 2003, Messrs. Caraci, Jackson and Saul II, were, and they currently are, the members of the Executive Committee, with Mr. Saul II serving as chairman. Mr. Saul III was appointed to the committee in June 2003.

     Meetings. The Executive Committee met once in the year ended December 31, 2003.

Code of Ethics

     The Company's Chairman and Chief Executive Officer, Senior Vice President-Chief Financial Officer, Treasurer and Secretary, Vice President and Chief Accounting Officer and Controller are also governed by the recently adopted code of ethics for senior financial officers. The code of ethics is available on the Company's website at www.saulcenters.com. Amendments to, or waivers from, a provision of the code of ethics will be posted to the Company's website within five business days following the date of the amendment or waiver.

Compensation of Directors

     Directors of the Company are currently paid an annual retainer of $18,000 and a fee of $1,000 for each Board or Committee meeting attended, and are annually awarded 100 shares of the Company's Common Stock. The shares are issued on the date of each annual meeting of stockholders to each director serving on the Board of Directors as of the record date of such meeting, and their issuance may not be deferred and transfer of the shares is restricted for a period of 12 months following the date of issue. Directors from outside the Washington, D.C. area also are reimbursed for out-of-pocket expenses in connection with their attendance at meetings. For the year ended December 31, 2003, the Company paid its directors total compensation of $350,280, of which $47,750 was paid in cash, $273,250 was paid in deferred stock compensation (as described below), and $29,280 was paid through annual Common Stock awards.

     In addition, directors may elect to participate in the Deferred Compensation and Stock Plan discussed below. For the year ended December 31, 2003, 19,769 shares were credited to the directors' deferred fee accounts.

     Upon his resignation as President in March 2003, Philip D. Caraci entered into a consulting arrangement with the Company. The arrangement, which is terminable by either party at any time, provides that Mr. Caraci shall receive $100,000 per annum for consulting services provided to the Company. In 2003, Mr. Caraci received $75,886 in consulting fees pursuant to this arrangement.

Deferred Compensation Plan

     A Deferred Compensation and Stock Plan for Directors, which we refer to as the Directors Plan, was established by the Company, for the benefit of its directors and their beneficiaries. Before the beginning of any calendar year, a director may elect to defer all or part of his or her director's fees to be earned in that year and the following years. A director has the option to have deferred fees paid in cash, in shares of Common Stock or in a combination of cash and Common Stock. If the director elects to have the deferred fees paid in stock, the number of shares allocated to the director is determined based on the market value of the Common Stock on the day the deferred director's fees were earned.

     In connection with the Company's initial public offering of its Common Stock in 1993, 20,000 shares of Common Stock were authorized for the Directors Plan and were reserved for listing with the New York Stock Exchange upon issuance. Between 1996 and 2001, the Company authorized and reserved for listing with the New York Stock Exchange an additional 150,000 shares of Common Stock in connection with the Directors Plan. Through February 27, 2004, 153,420 of these 170,000 shares have been credited to the directors' deferred fee accounts.

     The following table sets forth fees deferred into shares of Common Stock by directors under the Directors Plan.

                                             Number of  Shares Credited to
                                              Stock Deferred Fee Account
Name                                        2003                      Total
--------------------------              ------------             ---------------
Philip D. Caraci                            1,609                     11,375
John E. Chapoton                              963                      1,379
Gilbert Grosvenor                           2,409                     23,281
Philip C. Jackson, Jr.                        908                     14,843
David B. Kay                                1,135                      1,345
General Paul X. Kelley                      1,520                      4,916
Charles R. Longsworth                       2,708                     25,023
Patrick F. Noonan                           1,952                     18,476
B. Francis Saul II                          1,581                     10,913
B. Francis Saul III                         1,569                     10,725
James W. Symington                          1,094                      8,213
John R. Whitmore                            2,321                     22,931
                                        ------------             ---------------
     Total                                 19,769                    153,420
                                        ============             ===============

                      REPORT OF THE COMPENSATION COMMITTEE

     Compensation Philosophy. The goal of the Compensation Committee (the "Compensation Committee") is to design and administer a compensation program to
(i) attract and retain qualified officers, (ii) reward officers for superior performance in achieving Company business objectives and enhancing stockholder value and (iii) provide incentives for the creation of long-term stockholder value. The key elements of executive compensation are base salary, annual performance bonuses and incentive stock options. The Compensation Committee reviews and approves the Company's policies and practices regarding executive compensation, including (a) base salary levels, (b) annual performance bonuses, and (c) long-term incentives, including awards of stock options.

     Base Salary and Bonus Awards. As part of its review of compensation, the Committee considers a variety of factors, including each individual's tenure, level and scope of responsibility and performance, contribution to the Company's achievement of its long-term goals, as well as factors relating to the overall performance of the Company and management's recommendations regarding compensation.

     The Committee believes that base salary levels and annual bonus awards are reasonably related to the base salary levels and annual bonus awards of officers of comparable real estate investment trusts and other real estate companies. The Committee also believes that the current base salary levels and annual bonus awards of the Company's officers take into account the unique talents and skills of its officers.

     Stock Option Grants. While not a key element in compensation, the Compensation Committee believes that the prudent use of equity incentives aligns the interest of officers with those of stockholders and promotes long-term stockholder value. The 1993 Stock Option Plan, which expired in 2003 provided for, and the 2004 Stock Plan if approved by the Company's stockholders, will provide for grants of nonqualified and incentive stock options to employees, including officers. The Compensation Committee administers the plans and determines the participants who receive stock option grants, the terms of the grants, the schedule for exercisability or nonforfeitability, and the time and conditions for expiration of the grants. The Compensation Committee will continue to look at the total compensation package for each officer, and the policies underlying the Company's long-term compensation goals when granting awards under the plans.

     On May 23, 2003, the Compensation Committee awarded 220,000 stock options to officers of the Company. Of the 220,000 stock options, 80,000 were incentive stock options and 140,000 were nonqualified stock options. The options vest 25% per year over a four-year period and are exercisable at $24.91 per share, representing that fair market value of the Company's Common Stock on the date of grant.

     Compensation of the Chief Executive Officer. The Compensation Committee uses the same procedures described above in setting the annual salary, bonus and stock option awards of the Chief Executive Officer. In 2003, Mr. Saul received a base salary of $125,000 and a bonus award of $10,000. In doing so, the Compensation Committee considered the Company's 2003 performance and additional subjective factors such as Mr. Saul's continued success in maintaining a stable and creditworthy tenant base and income stream, retaining a team of highly-qualified professionals, as well as maintaining overall stockholder confidence.

                                           Members of the Compensation Committee
                                           Gilbert M. Grosvenor, Chair
                                           Philip C. Jackson, Jr.

Executive Officers Who Are Not Directors

     The following list sets forth the name, age, position with the Company, present principal occupation or employment and material occupations, positions, offices or employment during the past 10 years of each executive officer who is not a director of the Company. With the exception of M. Laurence Millspaugh and Kenneth D. Shoop, who joined the Company in 1996 and 2003, respectively, each listed individual has held an office with the Company since its inception in June 1993.

Name                      Age       Position and Background
----                      ---       ----------------------------------------------------------------------
Christopher H. Netter      49       Senior Vice President - Leasing since 1998. Vice President - Leasing of the Company from 1993 to 1998. Vice President of the B.F. Saul
                                    Company and B.F. Saul Property Company and Assistant Vice President of
                                    the B.F. Saul Real Estate Investment Trust from 1987 to 1993.

Scott V. Schneider         46       Senior Vice President - Chief Financial Officer, Treasurer and
                                    Secretary since 1998. Vice President - Chief Financial Officer,
                                    Treasurer and Secretary of the Company from 1993 to 1998.  Vice
                                    President of the B.F. Saul Company and B.F. Saul Property Company
                                    and Assistant Vice President of the B.F. Saul Real Estate Investment
                                    Trust from 1985 to 1993.

Charles W. Sherren, Jr.    50       Senior Vice President - Management since 2000. Vice President -
                                    Management of the Company from 1993 to 2000. Vice President of the
                                    B.F. Saul Company and B.F. Saul Property Company and Assistant Vice
                                    President of the B.F. Saul Real Estate Investment Trust from 1981 to
                                    1993.

John F. Collich            44       Senior Vice President - Retail Development since 2000. Vice President
                                    - Retail Development of the Company from 1993 to 2000. Vice President of the B.F. Saul Company and B.F. Saul Property Company in 1993.

M. Laurence Millspaugh     46       Senior Vice President - Acquisitions and Development since 2002. Senior
                                    Vice President - Acquisitions and Development of the B.F. Saul Company
                                    from 2002 to present.  Vice President of Development of the Company and the B.F. Saul Company from 1996 to 2002. Senior Vice President of
                                    Buchanan Companies from 1989 to 1996.

Kenneth D. Shoop           44       Vice President and Chief Accounting Officer since December 2003. Vice
                                    President, Treasurer and Chief Accounting Officer of the B.F. Saul Real
                                    Estate Investment Trust since January 2004. Vice President of the B.F.
                                    Saul Company and B.F. Saul Property Company since September 2003. Vice
                                    President and Controller of Federal Realty Investment Trust from 2000 to September 2003. Assistant Controller of Federal Realty Investment
                                    Trust from 1992 to 2000.

                             EXECUTIVE COMPENSATION

Annual Compensation

     The Company pays compensation to its executive officers for their services in such capacity. The following Summary Compensation Table sets forth the annual and long-term compensation paid by the Company to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers who were serving as of December 31, 2003, ("named executive officers") for, or with respect to, the periods ended December 31, 2003, 2002, and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                 Long-Term
                                                                Compensation       All
                                                                ------------
                                       Annual Compensation      Stock Option      Other
Name and Principal Position         Year    Salary     Bonus    Awards (Shs)  Compensation (1)
---------------------------         ----  ---------  --------   ------------  ----------------
B. Francis Saul II                  2003  $ 125,000  $ 10,000        --                 --
    Chairman and                    2002    125,000    10,000        --                 --
    Chief Executive Officer         2001    125,000    10,000        --                 --

B. Francis Saul III                 2003    286,462    24,000        --                 --
    President (2)                   2002    260,000    18,200        --                 --
                                    2001    226,667    16,450        --                 --

Christopher H. Netter               2003    251,108    17,897        --          $  20,048
    Senior Vice President           2002    243,500    17,045        --             23,114
    Leasing                         2001    226,667    16,100        --             15,615

Scott V. Schneider                  2003    246,400    17,724        --             20,720
    Senior Vice President           2002    233,500    16,345        --             19,767
    Chief Financial Officer         2001    216,667    15,400        --             15,415

John F. Collich                     2003    213,615    32,603        --             17,386
    Senior Vice President           2002    202,985    31,050        --             14,818
    Retail Development              2001    198,807    13,650        --             20,727

(1) Amounts paid represent Company's contribution to Employees' Profit Sharing Retirement Trust and Company's payment of life insurance premiums for the benefit of the named executive officers.

(2)  Served as Vice Chairman until March 20, 2003.

Stock Option Grants in Last Year

     The following table sets forth the options to purchase Common Stock granted to the named executive officers in 2003.

                                           Individual Grants                          Potential Realizable Value
                             ----------------------------------------                  at Assumed Annual Rates
                                Number      Percent of                                     of Stock Price
                              of Shares    Total Options                              Appreciation for Option
                             Underlying     Granted to    Exercise or                           Term
                               Options       Employees     Base Price    Expiration  ---------------------------
Name                         Granted (#)     in Year        ($/Sh)        Date (1)     5% ($)(2)      10% ($)(2)
----                         -----------   -------------  -----------    ----------  -----------      ----------
B. Francis Saul II                 --           --              --             --            --               --
    Chairman and Chief
    Executive Officer

B. Francis Saul III            80,000         57.1%          24.91        5/23/13      1,253,600       3,176,000
    President

Christopher  H. Netter         30,000         21.4%          24.91        5/23/13        470,100       1,191,000
    Senior Vice President
    Leasing

Scott V. Schneider              30,000         21.4%          24.91        5/23/13        470,100       1,191,000
    Senior Vice President
    Chief Financial Officer

John F. Collich                30,000         21.4%          24.91        5/23/13        470,100       1,191,000
    Senior Vice President
    Retail Development

(1) The expiration date of the options is ten years after the date of the grant.

(2) The potential realizable value is reported net of the option price, but before the income taxes associated with exercise. These amounts represent assumed compounded rates of appreciation at 5% and 10% from the date of the grant to the expiration date of the options. These assumed annual rates of stock price appreciation are specified by the SEC. No assurance can be given that such rates will be achieved.

Aggregated Options Exercised in Last Year, and Year-End Share Option Values

     The following table provides information regarding option exercises during 2003 by the named executive officers and the value of such officers' unexercised options at December 31, 2003.

                                                              Number of Securities
                                                             Underlying Unexercised      Value of Unexercised
                              Shares/Units                         Options at           In-the-Money Options at
                              Acquired on       Value             Year-End (#)               Year-End ($)
Name                          Exercise (#)   Realized ($)   Exercisable/Unexercisable  Exercisable/Unexercisable (1)
----                          ------------   ------------   -------------------------  -----------------------------
B. Francis Saul II                      --            --             --/--                              --/--
    Chairman and Chief
    Executive Officer

B. Francis Saul III                     --            --             --/80,000                          --/--
    President

Christopher H. Netter                5,000        14,830             --/30,000                          --/--
    Senior Vice President
    Leasing

Scott V. Schneider                  15,100        40,479             --/30,000                          --/--
    Senior Vice President
    Chief Financial Officer

John F. Collich                         --            --             --/30,000                          --/--
    Senior Vice President
    Retail Development

(1) None of the unexercised options are vested. All of the unexercised options have an exercise price of $24.91 per share and expire on May 23, 2013, with earlier expiration to occur at employment termination.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of February 27, 2004 regarding equity compensation plans approved by the shareholders and equity compensation plans that were not approved by the shareholders.

                                   Number of securities to                                           Number of securities
                                   be issued upon exercise      Weighted average exercise       remaining available for future
                                   of outstanding options,         price of outstanding         issuance (excluding securities
                                   warrants and rights         options, warrants and rights         reflected in column (a)
Plan category                              (a)                             (b)                                 (c)
----------------                  -------------------------    -----------------------------    -------------------------------
Equity compensation plans
approved by security holders (1)          220,000                   $  24.91                                      --

Equity compensation plans not
approved by security holders (2)          153,000 (3)               $  18.44                                  17,000
    Total

(1) Consists entirely of common shares authorized for issuance under the 1993 Stock Option Plan.

(2) Consists entirely of common shares authorized for issuance under the Directors Plan.

(3) Shares are issued upon deferral of directors' compensation fees, at the time directors' fee are earned. Shares may not be transferred or sold until the director no longer serves on the Company's Board of Directors.


                             AUDIT COMMITTEE REPORT

     The information contained in the report shall not be deemed to be "soliciting material" or to "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

     Duties, Powers and Responsibilities. The Audit Committee is governed by a charter, a copy of which is attached hereto as Annex B and which is also available on the Company's website at www.saulcenters.com. The Audit Committee charter is designed to assist the Audit Committee in complying with applicable provisions of the Exchange Act and the NYSE listing standards, all of which relate to corporate governance and many of which directly or indirectly affect the duties, powers and responsibilities of the Audit Committee. Among the duties, powers and responsibilities of the Audit Committee as provided in the Audit Committee charter, the Audit Committee:

     . has sole power and authority concerning the engagement and fees of independent public accountants,

     . reviews with the independent accountants the plans and results of the audit engagement,

     . pre-approves audit and permitted non-audit services provided by the independent public accountants,

     .  reviews the independence of the independent public accountants,

     .  reviews the adequacy of the Company's internal accounting controls, and

     . reviews accounting, auditing and financial reporting matters with the Company's independent accountants and management.

     Review and Discussion with Management. The Audit Committee has reviewed and discussed the Company's financial statements for the year ended December 31, 2003 with management.

     Review and Discussion with Independent Auditors. The Audit Committee has discussed with the independent auditors those items required by SAS 61, which includes among other things, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has received a written report required by Independence Standards Board Standard No. 1 from the auditors regarding their independence, and has discussed this report with the auditors.

     Change in Auditor. On June 21, 2002, the Board of Directors, following the recommendation of the Audit Committee, approved the dismissal of Arthur Andersen LLP as the Company's principal independent accountant. On the same date, the Board approved, in accordance with the Audit Committee's recommendation, the engagement of Ernst & Young LLP to serve as the Company's principal independent accountant to audit the Company's financial statements for the year ended December 31, 2002.

     Arthur Andersen LLP did not report on the Company's consolidated financial statements for either of the Company's two most recent years ended December 31, 2003 and 2002. Between January 1, 2002 and June 21, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their reports. During that period and through the date hereof, there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

     Prior to Ernst & Young LLP's engagement on June 21, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Audit Committee currently believes that the Company should continue its relationship with Ernst & Young LLP and has appointed Ernst & Young LLP to continue as its independent accountants for the year ending December 31, 2004.

     One or more representatives of Ernst & Young LLP will be available at the annual meeting to answer questions and make a statement if they desire.

     2003 and 2002 Audit Firm Fee Summary. During years 2003 and 2002, the Company retained Ernst & Young LLP and Arthur Andersen LLP to provide services in the following categories and amounts:

                                           Year 2003                         Year 2002
                                       -----------------     -----------------------------------------
                                       Ernst & Young LLP     Ernst & Young LLP     Arthur Andersen LLP
                                       -----------------     -----------------     -------------------
Audit Fees (1)                             $   296,900           $   155,750                    --
Audit Related & Consultation Fees (2)            8,000                 2,500            $    9,084
Tax Fees (3)                                   114,000               108,500                    --
Other                                               --                    --                    --
                                       -----------------     -----------------     -------------------
Total Fees                                 $   418,900           $   266,750            $    9,084
                                       =================     =================     ===================

(1) Audit fees include the audit fee and fees for comfort letters, attest services, consents and assistance with and review of documents filed with the SEC.

(2) Audit related fees consist of fees incurred for consultation concerning financial accounting and reporting standards, performance of agreed-upon procedures, and other audit or attest services not required by statute or regulation.

(3)  Tax fees consist of fees for tax consultation and tax compliance services.

     The Audit Committee has determined that the provision of audit related and tax services by Ernst & Young LLP during 2003 is compatible with maintaining Ernst & Young LLP's independence.

     Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of the categories of services listed in the table above.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

                                      General Paul X. Kelley, Committee Chairman
                                      David B. Kay
                                      Charles R. Longsworth
                                      Patrick F. Noonan
                                      James W. Symington

                               PERFORMANCE GRAPH

     Rules promulgated under the Exchange Act require the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (i) a broad equity market index, and
(ii) a published industry index or peer group. The graph compares the cumulative total stockholder return of the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the National Association of Real Estate Investment Trust Equity Index ("NAREIT Equity"), the S&P 500 Index ("S&P 500") and the Russell 2000 Index ("Russell 2000"). The graph assumes the investment of $100 on January 1, 1998.

                     Comparison of Cumulative Total Return

                                     [GRAPH]

                         Dec. 1998   Dec. 1999   Dec. 2000   Dec. 2001   Dec. 2002   Dec. 2003
Saul Centers                $100        $101        $149        $186        $222        $286
Russell 2000                $100        $121        $110        $ 97        $ 76        $ 97
NAREIT Equity               $100        $ 95        $121        $137        $143        $196
S&P 500                     $100        $121        $118        $121        $ 96        $144

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

     To the best of the Company's knowledge, based upon copies of forms furnished to it and written representations from officers, directors and 10% beneficial holders, no person was late filing SEC Forms 3, 4 or 5 during the year ended December 31, 2003, except on May 15, 2003, Charles W. Sherren Jr., Senior Vice President - Management, reported one day later than required, that he sold 100 shares of Saul Centers common stock on May 12, 2003 at a price of $24.62 per share and sold 1,100 shares of Saul Centers common stock on May 12, 2003 at a price of $24.50 per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of February 27, 2004, concerning shares of Common Stock beneficially owned by all persons (if any) known by the Company to own more than 5% of the Company's outstanding Common Stock, by each director and nominee, by each named executive officer and by all directors and executive officers as a group, according to information provided to the Company by each such person. Unless otherwise noted, each person named has sole voting and sole investment power with respect to all shares beneficially owned by such person. For purposes of this table, "beneficially owned" includes securities redeemable or exercisable for Common Stock that are currently redeemable or exercisable or that will become redeemable or exercisable within 60 days of February 27, 2004. As a result, the number of shares set forth below includes the number of shares of Common Stock the person holds and shares of Common Stock the person could receive on exercise of options for shares held by the person that are exercisable within 60 days of February 27, 2004.

Name of                                                Aggregate Number of             Percent of
Beneficial Owner (1)                              Shares Beneficially Owned (2)        Class (2)
----------------------                            -----------------------------        -----------
B. Francis Saul II                                          4,587,438  (3)                28.7%
Philip D. Caraci                                              106,931  (4)                *
John E. Chapoton                                                1,483                     *
Gilbert Grosvenor                                              23,781                     *
Philip C. Jackson, Jr.                                         61,143  (5)                *
David B. Kay                                                    3,536                     *
General Paul X. Kelley                                         19,671                     *
Charles R. Longsworth                                          27,223                     *
Patrick F. Noonan                                              30,597  (6)                *
B. Francis Saul III                                            23,884  (7)                *
James W. Symington                                              8,965                     *
John R. Whitmore                                               25,181                     *
John F. Collich                                                 3,640  (8)                *
Christopher H. Netter                                             468  (9)                *
Scott V. Schneider                                              3,893 (10)                *
All directors and officers as a group (20 persons)          4,928,831                     30.8%

* Less than 1 percent

(1) The address of each beneficial owner listed is c/o Saul Centers, Inc., 7501 Wisconsin Avenue, Suite 1500, Bethesda, MD 20814-6522.
(2) Beneficial ownership and percent of class are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Includes 153,420 shares earned by directors in the Directors Plan. (See page 13, Deferred Compensation Plan.)
(3) Includes 3,612,157 shares owned by the B. F. Saul Real Estate Investment Trust, 284,497 shares owned by Dearborn LLC, 221,476 shares owned by B. F. Saul Property Co., 374,030 shares owned by Westminster Investing Corporation, 105 shares owned by Van Ness Square Corporation, 23,014 shares owned by various family trusts for which Mr. Saul II is either the sole trustee or sole custodian for a child, and 60,631 shares owned by Mr. Saul II's spouse. Mr. Saul II disclaims beneficial ownership of 60,631 shares owned by his spouse. Pursuant to Rule 13d-3, the Common Stock described above is considered to be beneficially owned by Mr. Saul II because he has or may be deemed to have sole or shared voting and/or investment power in respect thereof. Excludes 1,265,337 shares owned by the B. F. Saul Company Employees' Profit Sharing Retirement Trust, (the "Employee Trust"). Mr. Saul II is one of four Trustees for the Employee Trust and has an interest in the Employee Trust as one of the participating employees. Excludes 2,437,859 units in Saul Holdings Limited Partnership (the "Partnership") owned by B. F. Saul Real Estate Investment Trust, 1,735,475 units in the Partnership owned by Dearborn LLC, 200,443 units in the Partnership owned by the B. F. Saul Property Company, 574,111 units in the Partnership owned by Van Ness Square Corporation, 229,420 units in the Partnership owned by Westminister Investing Corporation, and 10,483 units in the Partnership owned by Avenel Executive Park Phase II, LLC. In general, these units are convertible into shares of Common Stock on a one-for-one basis. However, under the terms of the limited partnership agreement of the Partnership, at the current time, these units may not be converted into shares of Common Stock because the conversion would cause Mr. Saul II and his affiliates to beneficially own collectively greater than 24.9% of the outstanding shares of Common Stock.
(4) Includes 49,615 shares owned in trust by Mr. Caraci's spouse for which Mr. Caraci is a co-trustee with his spouse and 2,570 shares owned by Mr. Caraci's spouse in an individual retirement account. Mr. Caraci disclaims beneficial ownership of 52,185 shares owned by his spouse. Excludes 1,265,337 shares owned by the Employee Trust. Mr. Caraci is one of four Trustees for the Employee Trust.
(5) Mr. Jackson disclaims beneficial ownership of 2,800 shares owned by his spouse.
(6) Mr. Noonan disclaims beneficial ownership of 6,016 shares owned by his spouse.
(7) Excludes 80,000 shares subject to options held by Mr. Saul III, but not currently exercisable.
(8) Excludes 30,000 shares subject to options held by Mr. Collich, but not currently exercisable.
(9) Excludes 30,000 shares subject to options held by Mr. Netter, but not currently exercisable, and includes 329 shares owned by his spouse. Mr. Netter disclaims beneficial ownership of the 329 shares owned by his spouse.
(10) Excludes 30,000 shares subject to options held by Mr. Schneider, but not currently exercisable, and includes 1,319 shares owned by Mr. Schneider's children.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

       Certain relationships existing between (i) the Company and its subsidiaries, including Saul Holdings Limited Partnership (the "Partnership") and two subsidiary limited partnerships (the "Subsidiary Partnerships", and collectively with the Partnership, the "Partnerships"), and (ii) B.F. Saul Real Estate Investment Trust, the B.F. Saul Company, Chevy Chase Bank, F.S.B. and certain other affiliated entities, each of which is controlled by B. Francis Saul II and his family members (collectively, "The Saul Organization") are discussed below.

       Management of the Current Portfolio Properties. The Company and its subsidiaries share with The Saul Organization certain ancillary functions, such as computer and payroll services, benefits administration and in-house legal services. The Saul Organization also subleases office space to the Company (see below for description of terms of corporate headquarters lease). The terms of all sharing arrangements, including payments related thereto, are reviewed periodically by the Audit Committee of the Company, which consists entirely of independent directors under the Company's Articles and NYSE rules. Billings by The Saul Organization for the Company's share of these ancillary costs and expenses for the year ended December 31, 2003 totaled $2,628,000, of which $2,313,000 was paid prior to December 31, 2003. Although the Company believes that the amounts allocated to it for such shared services represent a fair allocation between it and The Saul Organization, the Company has not obtained a third party appraisal of the value of these services.

       Related Party Rents. Chevy Chase Bank leases space in 15 of the shopping centers owned by the Company and its subsidiaries. The total rental income from Chevy Chase Bank from January 1, 2003 through December 31, 2003 was $1,495,000. Although the Company believes that these leases have comparable terms to leases it has entered into with third-party tenants, the terms of these leases were not set as a result of arm's-length negotiation. The terms of any lease with Chevy Chase Bank are approved in advance by the Audit Committee, which is comprised solely of independent directors.

       The Company's corporate headquarters lease commenced in March 2002. The Company leases space from a member of The Saul Organization. The 10-year lease provides for an annual rental payment for the year ended December 31, 2003 of $526,000, escalated at 3% per year, with payment of a pro-rata share of operating expenses over a base year amount. The lease also provides for annual adjustments of rent based on the square footage used by the Company during the year. The total rental expense reflected in the Company's financial statements, in accordance with generally accepted accounting principles, for the year ended December 31, 2003 was $584,000. Although the Company believes that this lease has comparable terms to what would have been obtained from a third party landlord, it did not seek bid proposals from any independent third parties when entering into its new corporate headquarters lease.

       Management Personnel. The Company's Chief Executive Officer, Chief Accounting Officer and President are also officers of various members of The Saul Organization. Although the Company believes that these officers spend sufficient management time to meet their responsibilities as its officers, the amount of management time devoted to the Company will depend on its specific circumstances at any given point in time. As a result, in a given period, these officers may spend less than a majority of their management time on the Company's matters. Over extended periods of time, the Company believes that its Chief Executive Officer will spend less than a majority of his management time on Company matters, while the Chief Accounting Officer and President may or may not spend less than a majority of their management time on the Company's matters.

       Exclusivity and Right of First Refusal Agreements. The Company will acquire, develop, own and manage shopping center properties and will own and manage other commercial properties subject to certain exclusivity agreements and rights of first refusal to which it is a party. The Saul Organization will continue to develop, acquire, own and manage commercial properties and own land suitable for development as, among other things, shopping centers and other commercial properties. The agreement relating to exclusivity and the right of first refusal between the Company and The Saul Organization (other than Chevy Chase Bank, F.S.B.) (the "Exclusivity and Right of First Refusal Agreement") generally requires The Saul Organization to conduct its shopping center business exclusively through the Company and to grant the Company a right of first refusal to purchase commercial properties and development sites in certain market areas that become available to The Saul Organization. The Saul Organization has granted the right of first refusal to the Company, acting through the Company's independent directors, in order to minimize potential conflicts with respect to commercial properties and development sites. The Company and The Saul Organization have entered into this agreement in order to minimize conflicts with respect to shopping centers and certain of the Company's commercial properties.

       Reimbursement Agreement. Pursuant to a reimbursement agreement among the partners in the Partnerships, The Saul Organization and those of its subsidiaries that are partners in the Partnerships have agreed to reimburse the Company and the other partners in the event the Partnerships fail to make payments with respect to certain portions of the Partnerships' debt obligations and the Company or any such other partners personally make payments with respect to such debt obligations. As of December 31, 2003, the maximum potential obligation of The Saul Organization and its subsidiaries under the agreement was $166,876,000. The Company believes that the Partnerships will be able to make all payments due with respect to their debt obligations.

                                  OTHER MATTERS

       The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the persons named in the enclosed proxy will vote thereon as they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

       It is presently contemplated that the 2005 annual meeting of stockholders will be held in mid-April 2005. Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2005, including a proposal relating to director nominations, must be received at the Company's office at 7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland 20814-6522, no later than November 20, 2004.

       Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act, as well as the requirements of the Company's Bylaws. In addition, proposals relating to director nominations must comply with the policy of the Nominating and Corporate Governance Committee set forth under the section captioned "Board of Directors - Corporate Governance - Nominating and Corporate Governance Committee - Selection of Director Nominees."

       In addition, the form of proxy that the Board of Directors will solicit in connection with the Company's 2005 annual meeting of stockholders will confer discretionary authority to vote on any proposal, unless the Secretary of the Company receives notice of that proposal no earlier than January 26, 2005 and no later than February 25, 2005, and the notice complies with the other requirements described in the preceding paragraph.

                                  ANNUAL REPORT

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement.


                                    By order of the Board of Directors


                                    /s/ Scott V. Schneider
                                    -------------------------------------------
                                    Scott V. Schneider
                                    Chief Financial Officer and Secretary

March 26, 2004
Bethesda, Maryland

                                    ANNEX A

                     THE SAUL CENTERS, INC. 2004 STOCK PLAN

SECTION 1.  PURPOSE.
     The purpose of the Plan, as hereinafter set forth, is to enable the Company to attract, retain and reward corporate officers, managerial and other significant employees, directors, and non-employees who have an ongoing consultant or advisor relationship with the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success.

SECTION 2.  DEFINITIONS.
     (a) Affiliate. An entity that qualifies as a Subsidiary Corporation with respect to the Company, or a "parent corporation" with respect to the Company within the meaning of Section 424(e) of the Code, whether such entity qualifies as a parent corporation or a subsidiary corporation as of the initial adoption of the plan or thereafter. Except for purposes of determining a Participant's eligibility to receive an Incentive Stock Option, the term "Affiliate" shall also include any other entity in which the Company or any of its Affiliates has a material equity interest.

     (b) Board. The Board of Directors of the Company.

     (c) Code. The Internal Revenue Code of 1986, as amended from time to time.

     (d) Committee. The Compensation Committee of the Board (or subcommittee thereof) or such other committee (or subcommittee thereof) as shall be appointed by the Board to administer the Plan pursuant to Section 3. The Committee shall consist solely of two (2) or more directors who are (i) "non-employee directors" (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Options granted to Participants who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the New York Stock Exchange or any national stock exchange or automated quotation system on which the Common Stock is then listed or quoted, "independent" within the meaning of such rules; and (iii) at such times as an Option granted under the Plan by the Company is subject to
Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options and administration of the Options by a committee of "outside directors" is required to receive such relief) "outside directors" within the meaning of Section 162(m) of the Code.

     (e) Common Stock. The common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

     (f) Company. Saul Centers, Inc., a Maryland corporation, and any successor thereto.

     (g) Continuous Service. The Participant's service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate or a change in the entity for which the Participant renders such service. The Participant's Continuous Service shall be deemed to have terminated either upon actual termination or the entity for which the Participant performs service ceases to be an Affiliate. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of a leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

     (h) Disabled or Disability. Permanent and total disability, as defined in
Section 22(e)(3) of the Code. A Participant shall not be considered Disabled unless the Committee determines that the Disability arose before such Participant's termination of employment or, in the case of a director or a non-employee Participant, before the termination of the director, consulting or advisor relationship between such Participant and the Company or an Affiliate.

     (i) Exchange Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     (j) Fair Market Value. On any given date, the current fair market value of the shares of Common Stock as determined as follows. (i) if the Common Stock is traded on New York Stock Exchange, is listed on a national securities exchange or is quoted on an automated quotation system, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or (iii) in the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

     (k) Incentive Stock Option. An Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

     (l) Nonqualified Stock Option. An Option that is not an Incentive Stock Option.

     (m) Operating Partnership Units. The interest held by The Saul Organization in the Saul Holdings Limited Partnership.

     (n) Option. An option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

     (o) Participant. An employee of the Company (including any employee who is a member of the Board) or an Affiliate, a director of the Company or an Affiliate, or any non-employee consultant or advisor to the Company (including non-employee members of the Board) or an Affiliate, whose participation in the Plan is determined by the Committee to be in the best interest of the Company.

     (p) Plan. The Saul Centers, Inc. 2004 Stock Plan, as amended from time to time.

     (q) The Saul Organization. The B.F. Saul Company, the B.F. Saul Real Estate Investment Trust and Chevy Chase Bank, F.S.B., as well as other affiliated entities and any successor entities.

     (r) Stock Award. An award of shares of Common Stock or phantom share units described in Section 5(b) of the Plan.

     (s) Subsidiary Corporation. An entity that qualifies as a "subsidiary corporation" with respect to the Company within the meaning of Section 424(f) of the Code.

SECTION 3.  ADMINISTRATION.
     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have the authority to approve individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Option or Stock Award. Options and Stock Awards may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option or Stock Award without such holder's consent.

     (b) Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

     (c) Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Stock Award awarded under it. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the by-laws of the Company.

     (d) Fractional Shares. The Company shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

     (e) No Repricing of Options. The Committee may not without the approval of the stockholders of the Company lower the exercise price of an outstanding Option, whether by amending the exercise price of the outstanding Option or through cancellation of the outstanding Option and issuance of a replacement or substitute Option; provided that stockholder approval shall not be required for adjustments made in connection with an event described in Section 8 in order to prevent enlargement, dilution or diminishment of rights.

SECTION 4.  COMMON STOCK SUBJECT TO PLAN.
     The aggregate shares of Common Stock that may be issued under the Plan pursuant to Options shall not exceed 500,000, subject to adjustment in accordance with Section 8. The aggregate shares of Common Stock that may be issued under the Plan pursuant to Stock Awards shall not exceed 100,000, subject to adjustment in accordance with Section 8. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or previously issued Common Stock reacquired by the Company.

     In the event of a lapse, expiration, termination, forfeiture or cancellation of any Option or Stock Award granted under the Plan without the issuance of shares, the Common Stock subject to or reserved for such Option or Stock Award may be used again for new grants of Options or Stock Awards hereunder; provided that in no event may the number of shares of Common Stock issued hereunder exceed the total number of shares reserved for issuance. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 11(e) or withheld or surrendered in full or partial payment of the exercise price of an Option pursuant to Section 6(e) shall be added to the aggregate shares of Common Stock available for issuance.

     Notwithstanding any other provision of the Plan, during any single calendar year, no Participant shall be granted Options which permit such Participant to purchase more than 500,000 shares of Common Stock, subject to adjustment in accordance with Section 8.

SECTION 5.  ELIGIBILITY.

     (a) Options. Options may be granted under the Plan to any Participants. The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Options shall be granted. The Committee shall also determine, within the limits of the express provisions of the Plan, the number of shares to be subject to each Option, the duration of each Option, the exercise price under each Option, the time or times within which (during the term of the Option) all or portions of each Option may become vested and exercisable, and whether an Option shall be an Incentive Stock Option, a Nonqualified Stock Option or a combination thereof. In making such determination, the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

     Notwithstanding the foregoing, no Incentive Stock Option shall be granted to any Participant who is not an employee of the Company or an Affiliate.

     Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Company or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary Corporation, the acquisition by the Company or a Subsidiary Corporation of the employing corporation, the acquisition by the Company or a Subsidiary Corporation of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary Corporation of at least fifty percent (50%) of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Corporation of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.

     (b) Stock Awards. Stock Awards may be granted under the Plan only to directors of the Company. A Stock Award may be in the form of either (i) shares of Common Stock, or (ii) phantom stock, each share of which is equivalent in value to a share of Common Stock. The Committee shall have absolute discretion to determine the terms and conditions of Stock Awards, including but not limited to, any restrictions on the shares of Common Stock issued pursuant to a Stock Award and the terms of any agreement evidencing a Stock Award. The Committee in its discretion may establish a deferred compensation program under which fees payable by the Company to directors may be deferred in the form of a Stock Award.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

     (a) Option Period. Each Option agreement shall specify the period for which the Option thereunder is granted, which shall not exceed ten (10) years from the date of grant, and shall provide that the Option shall expire at the end of such period.

     (b) Exercise Price. The per share exercise price of each Option shall be determined by the Committee at the time the Option is granted, and shall not be less than the Fair Market Value of Common Stock on the date the Option is granted.

     (c) Vesting of Options. No part of any Option may be exercised until the Participant shall have satisfied the vesting conditions (i.e., such as remaining in the employ of or continuing services for the Company and/or an Affiliate for a certain period of time), if any, as the Committee may specify in the applicable Option agreement. Subject to the provisions of Section 6(d), any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee.

     (d) Exercise. An Option, if exercisable, shall be exercised by completion, execution and delivery of notice (written or electronic) to the Company of exercise of the Option which states (i) the Participant's intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Company and (iv) the method for satisfying any applicable tax withholding as provided in Section 11(e). Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6(e). Subject to the provisions of the Plan and the applicable Option agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Option agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

     (e) Payment. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option provided that such previously-acquired shares have been held by the Participant for at least six months, unless the Committee in its discretion permits the use of shares held less than six months, (iii) through the withholding by the Company (at the election of the Participant) of shares of Common Stock having a Fair Market Value equal to the exercise price, provided that the Participant attests in a manner acceptable to the Committee that he or she holds previously-acquired shares equal in number to the number of shares withheld by the Company and has held such previously-acquired shares for at least six months, (iv) through the withholding by the Company (at the discretion of the Committee) of shares of Common Stock having a Fair Market Value equal to the exercise price, (v) if the Common Stock is traded on an established securities market, the Committee may approve payment of the exercise price by a broker-dealer or by the Participant with cash advanced by the broker-dealer if the exercise notice is accompanied by the Participant's written irrevocable instructions to delver the Common Stock acquired upon exercise of the Option to the broker-dealer, (vi) in any other manner permitted by the Committee in its discretion, or (vii) by a combination of (i), (ii), (iii), (iv), (v) and (vi), in the discretion of the Committee.

     (f) Other Rules Applicable to Incentive Stock Options. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

          (i) Grant Period. Consistent with Section 9, an Incentive Stock Option must be granted within ten years of the date this Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          (ii) Ten Percent Owner. If a Participant, on the date that an Incentive Stock Option is granted, owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate that qualifies as a "parent corporation" or "subsidiary corporation" under Sections 424(e) and 424(f) of the Code, then the exercise price per share shall in no instance be less than one hundred percent (110%) of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

          (iii) Value of Shares. The aggregate Fair Market Value (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

          (iv) Transfer of Incentive Stock Option Shares. Upon exercise of an Incentive Stock Option, Participant agrees that he or she will notify the Company within fifteen (15) days after the date of any disposition of Common Stock issued upon exercise of such Option that occurs within two (2) years after the date of grant of the Option or within one (1) year after such Common Stock is transferred upon exercise of the Option. The Company may require that certificates evidencing shares of Common Stock purchased upon exercise of an Incentive Stock Option be endorsed with a legend in substantially the following form:

               The shares evidenced by this certificate may not be sold or transferred prior to [insert applicable date] in the absence of a written statement from Saul Centers, Inc. to the effect that the Company is aware of the fact of such sale or transfer.

     The blank contained in such legend shall be filled in with the date that is the later of (i) one (1) year and one (1) day after the date of exercise of such Incentive Stock Option or (ii) two (2) years and one (1) day after the date of grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer. The Company may also require the inclusion of any additional legend which may be necessary or appropriate.

SECTION 7.  TREATMENT OF OPTIONS UPON TERMINATION.
     (a) Termination due to Disability or Death. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon termination of the Participant's Continuous Service by reason of Disability or death, such Participant's Options shall become or remain fully vested and shall be exercisable by such Participant (or, in the case of death, by his or her estate) for not later than the earlier of one year after the termination date or the expiration of the term of the Options.

     (b) Termination Other than For Cause. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon termination of the Participant's Continuous Service for any reason other than for Cause (as defined in Section 7(c)), Disability or death, such Participant's Options (to the extent vested before such termination) may be exercised by such Participant during the ninety-day period commencing on the date of termination, but not later than the expiration of the term of the Options. If a Participant dies during such ninety-day period, his or her estate may exercise the Options (to the extent such Options were vested and exercisable before death), but not later than the earlier of one year after the date of death or the expiration of the term of the Options.

     (c) Termination for Cause. Upon termination of a Participant's Continuous Service for Cause, the Participant's right to exercise his or her Options shall terminate immediately and without notice. For purposes of this provision, Cause shall mean:

          (i) The commission of an action against or in derogation of the interests of the Company or an Affiliate which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

          (ii) A material breach of any material duty or obligation imposed upon the Participant by the Company or an Affiliate;

          (iii) Divulging the Company or an Affiliate's confidential information; or

          (iv) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate so as to constitute substantial cause for termination.

     Notwithstanding the foregoing, if a Participant performs services for the Company or an Affiliate pursuant to a written agreement and such agreement defines "cause" for purposes of the Company or Affiliate's right to terminate such agreement for "cause," then such definition of "cause" set forth in the agreement shall apply for purposes of the Plan.

SECTION 8. ADJUSTMENT PROVISIONS.
     In the event of a recapitalization, reclassification or combination of shares, stock split, stock dividend, merger, sale of assets or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Options and/or Stock Awards, and (c) the appropriate Fair Market Value and other price determinations applicable to Options and/or Stock Awards. The Committee shall make all determinations under this Section 8, and all such determinations shall be conclusive and binding.

     The existence of outstanding Options and/or Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 9. EFFECTIVE DATE AND TERM OF PLAN.
     The Plan is effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders holding of a majority of the shares of entitled to vote thereon. Unless and until the Plan has been approved the stockholders of the Company, no Option may be exercised, no Stock Award may be granted, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company do not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option shall terminate. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and/or Stock Awards that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised or the Stock Awards terminate or fully vest and are settled.

SECTION 10.  CHANGE IN CONTROL.
     (a) Effect of a Change in Control. Except as otherwise determined by the Committee in its sole discretion, and set forth in the relevant grant agreement, in the event of a Change in Control, all outstanding Options shall fully vest in each Participant. The Committee, in its discretion, may also provide in any Option agreement for adjustment of certain terms of such Option upon the occurrence of a Change in Control.

     (b) Definition of Change in Control. "Change in Control" shall mean the occurrence of any of the following events:

          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, B. Francis Saul II, members of the Company's management, or any combination thereof, (III) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (IV) any acquisition by any Person pursuant to a transaction which complies with subsections 10(b)(iii)(A), (B) and (C) of the Plan, (V) any acquisition by The Saul Organization as a result of a conversion by The Saul Organization of all or any portion of its Operating Partnership Units to shares of Common Stock, (VI) any acquisition by affiliates of The Saul Organization, or (VII) any acquisition pursuant to a transaction described in Section 10(b)(v) of the Plan.

          (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual was a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board;

          (iii) The approval by shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction;

          (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                (v) Notwithstanding the preceding, a Change in Control will not result from a (A) transfer of the Outstanding Common Stock by a person who is the beneficial owner, directly or indirectly, of 20% or more of the outstanding Common Stock of the Company (a "Twenty Percent Owner") to (I) a member of such Twenty Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during such Twenty Percent Owner's lifetime or by will or the laws of descent and distribution; (II) any trust to which the Twenty Percent Owner or a member of his immediate family (within the meaning of Rule 16(a)-1(e) of the Exchange Act) is the beneficiary; (III) any trust to which the Twenty Percent Owner is the settlor with sole power to revoke; (IV) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code which is funded by the Twenty Percent Owner.

                (vi) Notwithstanding the preceding, a Change in Control will not result from (A) the pledge of the Operation Partnership Units held by The Saul Organization or (B) the foreclosure on such Operating Partnership Units by a creditor of The Saul Organization if the creditor does not convert the Operating Partnership Units to shares of Common Stock of the Company.

         (c) Cancellation of Options upon Merger. If the Company is merged into
         ---------------------------------------
or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with the appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each Participant and (ii) each Participant shall have the right to exercise such Option in full (without regard to vesting or other limitations on exercise imposed on such Option) during the thirty day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "Corporate Event"). Notwithstanding the foregoing, if no provisions are made for the continuance, assumption or substitution of Options and if exercise of any then-outstanding Options during the thirty day period preceding the effective date of the Corporate Event would not be in conformity with all applicable federal securities laws, the Participant will be paid a cash amount equal to the difference between the Fair Market Value of the shares of Common Stock subject to the Option as of the Corporate Event and the exercise price of the Option, or if in the opinion of counsel to the Company the immediate exercisability of such Options (or cash payment), when taken into consideration with all other "parachute payments" within the meaning of Section 280G of the Code, would result in an "excess parachute payment" as defined in such section of the Code, such Option shall not become immediately exercisable and shall be cancelled as of the effective date of the Corporate Event, except and to the extent that the Committee in its discretion shall otherwise determine.

SECTION 11.  GENERAL PROVISIONS.
         (a) Employment. Nothing in the Plan or in any related instrument shall
         --------------
confer upon any Participant any right to continue in the employ of the Company or an Affiliate, to continue service as a director or consultant for the Company or an Affiliate, or shall affect the right of the Company or an Affiliate to terminate the employment or services of any Participant with or without cause.

         (b) Legality of Issuance of Shares. No Option shall be exercisable, no
         ----------------------------------
Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued pursuant to a Stock Award or the exercise of an Option may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. The Company may, but shall in no event be obligated to, register any securities covered by this Plan pursuant to the Securities Act of 1933, as amended.

         (c) Ownership of Common Stock Allocated to Plan. No Participant
         -----------------------------------------------
(individually or as a member of a group), and no beneficiary or other person claiming under or through such Participant, shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Option, except as to shares of Common Stock, if any, as shall have been issued to such Participant or beneficiary.

         (d) Governing Law. The Plan, and all agreements hereunder, shall be
         -----------------
construed in accordance with and governed by the laws of the State of Maryland.

         (e) Withholding of Taxes. The Company or Affiliate shall withhold, or
         ------------------------
allow a Participant to remit to the Company or Affiliate, any federal, state or local taxes required by law to be withheld with respect to any event giving rise to tax liability with respect to an Option or Stock Award. In order to satisfy all or any portion of such tax liability, a Participant may elect (i) to surrender Common Stock previously acquired by the Participant, (ii) to have the Company withhold Common Stock that would otherwise have been issued to the Participant pursuant to the exercise of an Option, provided that the number of shares of such withheld or surrendered Common Stock shall not be greater than the amount that is necessary to satisfy the minimum withholding obligation of the Company that arises with respect to the Option, (iii) have funds withheld from payments of wages, salary or other cash compensation due the Participant or
(iv) pay the Company or Affiliate in cash. Notwithstanding the preceding sentence, the Committee may adopt a default rule with respect to the payment of taxes described in this section, in which case the Participant shall have no election right with respect to the form of the payment.

         (f) Transferability of Awards. Except as otherwise determined by the
         -----------------------------
Committee in its sole discretion, and set forth in the relevant grant agreement, Options and Stock Awards shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution. During a Participant's lifetime, Options shall be exercisable only by the Participant or the Participant's agent, attorney-in-fact or guardian, or by a transferee permitted by the relevant grant agreement. Incentive Stock Options shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's agent, attorney-in-fact or guardian.

         (g) Compliance with Securities Laws. The Committee may require that a
         -----------------------------------
Participant, as a condition to exercise of an Option or the grant or settlement of a Stock Award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, before any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

SECTION 12.  AMENDMENT OR DISCONTINUANCE OF THE PLAN.
         The Board may amend or terminate the Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) stockholder approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of New York Stock Exchange, or any national securities exchange or automated quotation system on which the Common Stock is publicly traded or quoted, each such amendment shall be subject to the approval of the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board. Except as specifically permitted by a provision of the Plan, the applicable Option agreement or Stock Award agreement, or as required to comply with applicable law, regulation or rule, no amendment to the Plan or an Option or Stock Award agreement shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.

                               Saul Centers, Inc.
-------------------------------------------------------------------------------

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities relating to: (a) the integrity of the financial reports and other financial information provided by Saul Centers, Inc. (the "Company") to the public; (b) the Company's compliance with legal and regulatory requirements, (c) the systems of internal controls which management has established; (d) the performance of the Company's internal audit function; (e) the independence, qualifications and performance of the Company's independent auditor; (f) the Company's auditing, accounting and financial reporting processes generally; and
         (g) the duties set forth below and such other responsibilities as may be delegated to the Committee by the Board from time to time. The Committee is responsible for appointment, compensation and oversight of the Company's independent auditors and internal auditors who shall report directly to the Committee and are ultimately accountable to the Board and the Committee. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company' s policies, procedures and practices at all levels.

II.      COMPOSITION

         The Committee shall be composed of three or more directors as determined by the Board, each of whom shall be "independent," as such term is defined from time to time in the Securities Exchange Act of 1934 (the "Exchange Act"), the New York Stock Exchange's Listed Company Manual (the "NYSE Manual") and other laws and regulations applicable to the Company and the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Prior to approving a director's appointment to the Committee, the Board shall have determined, upon the advice of the Nominating and Corporate Governance Committee of the Company ("Nominating Committee"), (a) that such director satisfies the foregoing independence requirements as well as any additional independence requirements established from time to time by the Nominating Committee in the Company's Corporate Governance Guidelines (the "Guidelines"); (b) in the exercise of its business judgment, that such director has the requisite financial and accounting knowledge to serve on the Committee; and (c) whether such director qualifies as an "audit committee financial expert."

         No member of the Committee shall simultaneously serve on the audit committee of more than three public companies, including the Company, unless the Board has made a determination that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

         The Nominating Committee, after consultation with the Chairman of the Board, shall recommend to the full Board for its approval which directors should serve on the Committee and shall recommend who shall serve as chairman of the Committee. In addition, from time to time as it sees fit, the Nominating Committee, after consultation with the Chairman of the Board, shall recommend to the full Board for its approval the removal of directors from the Committee or the appointment of additional directors to the Committee. In making those recommendations, the Nominating Committee shall take into account any factors identified in the Guidelines. If a chairman is not elected by the Board, the members of the Committee may designate a chairman by majority vote of the full Committee.

III.     COMPENSATION

         The chairman of the Committee and each member of the Committee shall be entitled to compensation for being the chairman or member of the Committee, as applicable, and for meeting attendance as such fees are established from time to time by the Board. Each member of the Committee shall be entitled to be reimbursed for reasonable out-of-pocket expenses incurred by such member in attending meetings of the Committee and in performing his/her duties as a member of the Committee. No member of the Committee shall receive from the Company any compensation other than his or her fees for serving as a director and a member of the Committee or any other committee of the Board.

IV.      MEETINGS

         The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.

         Meetings of the Committee shall be called by the chairman of the Committee upon his request or upon the request of the Chairman of the Board or a majority of the members of the Committee. Except for the regular quarterly meetings of the Committee, notice of any meeting of the Committee shall be given in the manner provided for in the Bylaws of the Company for meetings of the Board and its committees.

         The provisions set forth in the Company's Bylaws for meetings of the Board and its committees shall govern the quorum and voting requirements for all meetings of the Committee.

         The Committee shall be required to keep a record of its actions and proceedings and shall report to the Board at the next meeting of the Board following the Committee meeting with such report to include recommendations for Board actions when appropriate.

V.       RESPONSIBILITIES AND DUTIES

         The Committee's specific powers and responsibilities in carrying out its oversight role are delineated in the Audit Committee Powers and Responsibilities Checklist. The checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee powers and responsibilities, the most recently updated checklist will be considered to be an addendum to this charter.

This charter, including the most recently updated Audit Committee Powers and Responsibilities Checklist, shall be made available on the Company's website at www.saulcenters.com.


                                                                       SAUL CENTERS, INC.
                                                                       ------------------
                                                     AUDIT COMMITTEE POWERS AND RESPONSIBILITIES CHECKLIST

                                                                                           -----------------------------------------
                                                                                                  MEETINGS AT WHICH ITEMS ARE
                                                                                                  ANTICIPATED TO BE PERFORMED

                                                                                           A/N - As necessary
                                                                                           P - In person
                                                                                           T - By telephone

                                                                                           -----------------------------------------
                                                                                              1Q       2Q      3Q       4Q     A/N
                                                                                           -----------------------------------------
                                                                                           -----------------------------------------
                                                                                            P    T   P   T    P   T   P    T
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
   A.  INDEPENDENT AUDITORS
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    1. In the sole discretion of the Committee, retain or terminate the
       Company's independent auditor and pre-approve all fees and terms of the
       audit engagement                                                                                       X                 X
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    2. Approve in advance all tax and non-audit services which may legally be                                 X                 X
       provided to the Company by its independent auditor, including the fees and terms for such services in accordance with Section 10A(i) of the
       Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated by the Securities and Exchange Commission
       (the "SEC") thereunder.
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    3. Meet with the independent auditor to review the scope of the annual audit
       and the audit procedures to be utilized.                                                               X
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    4. At the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditor. The review will cover any audit problems or difficulties encountered by the independent auditors and management's response to those items.

       Items to be reviewed would include: any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements between the independent auditor and management, any accounting adjustments that were noted or proposed by the independent auditor, but were passed (as immaterial or otherwise); any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company, and management's responses to such letters; and relevant current accounting
       rules and developments                                                               X
     -------------------------------------------------------------------------------------------------------------------------------

                                                                                -----------------------------------------
                                                                                       MEETINGS AT WHICH ITEMS ARE
                                                                                       ANTICIPATED TO BE PERFORMED

                                                                                A/N - As necessary
                                                                                P - In person
                                                                                T - By telephone
                                                                                -----------------------------------------
                                                                                  1Q      2Q        3Q      4Q       A/N
                                                                                -----------------------------------------
                                                                                 P   T   P   T    P    T    P    T
-------------------------------------------------------------------------------------------------------------------------
  5.  Review with the independent auditor and the Company's financial management the adequacy and effectiveness of the Company's internal control over financial reporting, and management's report on any significant deficiencies and material weaknesses in internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report
      involves management or other employees who have a significant role in          X       X       X      X    X
      the Company's internal control over financial reporting

-------------------------------------------------------------------------------------------------------------------------
  6.  Review the annual management recommendation letter prepared by the
      independent auditor and management's responses to such letter              X

-------------------------------------------------------------------------------------------------------------------------
  7.   Review the independent auditor's ability to attest to and report on management's assessment of the Company's internal control structure and its financial reporting procedures in its Annual Report on Form
       10-K                                                                      X

-------------------------------------------------------------------------------------------------------------------------
  8.  Obtain and review, at least annually, a report by the independent auditor describing the auditor's internal quality-control procedures, and any material issues raised by the most recent internal quality-
      control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried
      out by the auditor and any steps taken to deal with any such issues                         X

-------------------------------------------------------------------------------------------------------------------------
  9.  Review with the Company's financial management and the independent
      auditor at least annually the Company's critical accounting policies.      X                               X

-------------------------------------------------------------------------------------------------------------------------
-10.  Confirm quarterly that the Company's independent auditor has no conflict of interest with the Company under Section 10A(l) of the Exchange Act or
      any rules promulgated thereunder                                           X       X        X         X

-------------------------------------------------------------------------------------------------------------------------
 11.  Review the annual written statement from the independent auditor delineating all relationships between the independent auditor and the
      Company, and discussing any relationships which may impact the
      continued objectivity and independence of the independent auditors         X
-------------------------------------------------------------------------------------------------------------------------
 12.  Evaluating the independent auditor and the lead audit partner on an annual basis, taking into account the opinions of the Company's management and internal auditors or others performing similar
      functions                                                                  X

-------------------------------------------------------------------------------------------------------------------------
 13.  Report the Committee's conclusions to the full Board with respect to the
      independent auditor's qualifications, performance and independence         X                               X
-------------------------------------------------------------------------------------------------------------------------

                                                                                -----------------------------------------
                                                                                  MEETINGS AT WHICH ITEMS ARE
                                                                                  ANTICIPATED TO BE PERFORMED

                                                                                  A/N - As necessary
                                                                                  P - In person
                                                                                  T - By telephone
                                                                                -----------------------------------------
                                                                                    1Q       2Q       3Q       4Q     A/N
                                                                                -----------------------------------------
                                                                                  P    T    P   T    P   T    P   T
-------------------------------------------------------------------------------------------------------------------------
   B. Annual and Quarterly Financial Results and Statements and Public
   Announcements of Financial Information

-------------------------------------------------------------------------------------------------------------------------
     1.    Review the annual and quarterly financial results and statements, including the disclosure in "Management's Discussion and Analysis of
           Financial Condition and Results of Operations" with management and the independent auditors prior to any filing with the SEC. The review will include the following items:

            - any material accounting issues identified by management or the independent auditor and their impact on the financial statements

            - any audit problems or difficulties encountered by the independent auditor and management's response to those items

            - the independent auditor's evaluation of the quality of the disclosure and the content of the financial statements

            -  any changes in accounting principles

            - the effect of any regulatory and accounting initiatives, such as off-balance sheet activities, on the financial statements

            -  any related party transactions

            -  any pending litigation and other contingent liabilities

            - all off-balance sheet arrangements that either have, or are reasonably likely to have a current or future effect on financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses

            -  the report of the independent auditor required by Section 10A(k)
               of the Exchange Act, including the critical accounting policies and practices used, all alternative methods of financial
               accounting within GAAP that have been discussed with management, the treatment preferred by the independent auditor, and other
               material written communications with management                    X        X      X      X

            - other matters required to be communicated by the independent auditor to the Committee under generally accepted auditing standards

-------------------------------------------------------------------------------------------------------------------------
     2.    Review, prior to announcement or distribution to analysts or rating agencies, Company earnings releases and earnings guidance for the purpose of ensuring that such press releases and guidance properly disclose financial information presented in accordance with GAAP and, to the extent non-GAAP or pro forma information is included, adequately disclose how such non-GAAP or pro forma information
           differs from the comparable GAAP information and that such non-GAAP      X      X      X      X
           or pro forma information is not given undue prominence, and to ensure that such press releases and guidance for not otherwise provide misleading presentations of the Company's results of operations or financial condition
--------------------------------------------------------------------------------------------------------------------------



                                                                                                    --------------------------------
                                                                                                        MEETINGS AT WHICH ITEMS ARE
                                                                                                        ANTICIPATED TO BE PERFORMED

                                                                                                        A/N - As necessary
                                                                                                        P - In person
                                                                                                        T - By telephone
                                                                                                    --------------------------------
                                                                                                     1Q     2Q     3Q     4Q     A/N
                                                                                                    P  T   P  T   P  T   P  T
 -----------------------------------------------------------------------------------------------------------------------------------
   C.  Financial Reporting Process
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    1.     In consultation with the independent auditor, review the integrity of the Company's financial reporting process and controls, both
           internal and external                                                                                                  X
 -----------------------------------------------------------------------------------------------------------------------------------
    2.     Consider the independent auditor's judgments about the quality and appropriateness (not just acceptability) of the Company's accounting
           principles and the clarity of financial disclosure practices as applied in                                             X
           its financial reporting
 -----------------------------------------------------------------------------------------------------------------------------------
    3.     Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the
           independent auditors or the Company's financial management                                                             X
 -----------------------------------------------------------------------------------------------------------------------------------
    4.     Discuss, at least annually, with the independent auditors and the
           Company's financial management any significant judgments or estimates made in management's preparation of the financial statements and the
           view of each as to appropriateness of such judgments or estimates                                X                     X
 -----------------------------------------------------------------------------------------------------------------------------------
    5.     Review with the independent auditors and the Company's financial management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been
           implemented                                                                                                            X
 -----------------------------------------------------------------------------------------------------------------------------------
   D.  Internal Audit Function
 -----------------------------------------------------------------------------------------------------------------------------------
    1.     Oversee the internal audit function, including the retention, evaluation and termination of the internal auditor and the approval
           of all fees and terms of engagement                                                                                     X
 -----------------------------------------------------------------------------------------------------------------------------------
    2.     Meet with the internal auditor to develop the annual internal audit
           plan                                                                                     X
 -----------------------------------------------------------------------------------------------------------------------------------
    3.     Meet, at least annually, with the internal auditor to review the results of the work performed, the adequacy and effectiveness of the controls tested, and any recommendations or problems encountered and
           management's response to those items                                                                           X       X

 -----------------------------------------------------------------------------------------------------------------------------------
    4.     Report the Committee's conclusions to the full Board with respect to
           the performance of the internal audit function                                                                 X       X
 -----------------------------------------------------------------------------------------------------------------------------------
   E.  Other Reports and Certifications
 -----------------------------------------------------------------------------------------------------------------------------------
    1.     Report to the entire Board, annually, or more often as deemed necessary, on the activities and findings of the Committee, including its recommendation on inclusion of the Company's audited financial
           statements into the Company's Annual Report on Form 10-K                                 X                             X
 -----------------------------------------------------------------------------------------------------------------------------------


                                                                                          ------------------------------------------
                                                                                               MEETINGS AT WHICH ITEMS ARE
                                                                                               ANTICIPATED TO BE PERFORMED

                                                                                            A/N - As necessary
                                                                                            P - In person
                                                                                            T - By telephone
                                                                                          ------------------------------------------
                                                                                              1Q       2Q        3Q        4Q    A/N
                                                                                          ------------------------------------------
                                                                                            P    T    P    T    P    T    P    T
 -----------------------------------------------------------------------------------------------------------------------------------
    2.     Prepare the annual report of the Committee's oversight
           responsibilities for inclusion in the Company's annual proxy
           statement                                                                        X
 -----------------------------------------------------------------------------------------------------------------------------------
    3.     Review the Company's proxy statement disclosure concerning the
           independence of the members and the charter of the Committee                     X
 -----------------------------------------------------------------------------------------------------------------------------------
    4.     Review and approve the Company's certification to the New York Stock
           Exchange (the "NYSE") concerning the meetings, membership requirements
           and charter of the Committee                                                                                           X
 -----------------------------------------------------------------------------------------------------------------------------------
    5.     Review the annual certification of the Chief Executive Officer of the
           Company ("CEO") to the NYSE that he is not aware of any violation of the NYSE's listing standards, which certification is to be included in
           the Company's Annual Report delivered to shareholders                                                                  X

 -----------------------------------------------------------------------------------------------------------------------------------
    6.     Include a copy of the Committee charter and most recent checklist as an
           appendix to the proxy statement at least once every three years                                                        X
 -----------------------------------------------------------------------------------------------------------------------------------
   F.  Other Powers and Responsibilities
 -----------------------------------------------------------------------------------------------------------------------------------
    1.     Review with management, the independent auditor and the internal auditors significant risks or exposures, discussing guidelines and policies to govern this process and assessing steps management has
           taken to minimize such risks to the Company                                                                            X
 -----------------------------------------------------------------------------------------------------------------------------------
    2.     Review management's monitoring of the Company's compliance with applicable laws and regulations and ensure that the Company's disclosure controls and procedures ensure that the Company's financial statements, reports and other financial information
           disseminated to the SEC and the public satisfy legal requirements.                    X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
   3.      Review the Company's REIT regulatory compliance                                  X         X         X         X
------------------------------------------------------------------------------------------------------------------------------------
   4.      Review and/or reassess the Committee charter and checklist periodically, at least annually, and amend the charter and checklist as conditions
           dictate.                                                                                             X                 X
 -----------------------------------------------------------------------------------------------------------------------------------
    5.     Obtain advice and assistance from outside legal, accounting or other advisors, as appropriate. The Committee has full power and authority to retain, at the Company's expense, such outside legal, accounting and
           other advisors as the Committee deems necessary or appropriate                                                         X
 -----------------------------------------------------------------------------------------------------------------------------------
    6.     Meet separately with management, with those responsible for internal audit function and with the independent auditors to identify issues
           warranting Committee attention                                                                                         X
 -----------------------------------------------------------------------------------------------------------------------------------
    7.     Set, and review on a periodic basis, clear policies for hiring employees
           or former employees of the Company's independent auditors                                                              X
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                                -------------------------------------------
                                                                                          MEETINGS AT WHICH ITEMS ARE
                                                                                          ANTICIPATED TO BE PERFORMED

                                                                                A/N - As necessary
                                                                                P - In person
                                                                                T - By telephone
                                                                                -------------------------------------------
                                                                                        1Q       2Q       3Q       4Q   A/N
                                                                                -------------------------------------------
                                                                                      P   T    P   T    P   T    P   T
  -------------------------------------------------------------------------------------------------------------------------

    8.   Establish, and review on a periodic basis, procedures for the receipt, retention and treatment of complaints received by the
         Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees
         of concerns regarding questionable accounting and auditing matters                                              X
  -------------------------------------------------------------------------------------------------------------------------
    9.   Investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all of the Company's books, records,
         facilities and personnel                                                                                        X
  -------------------------------------------------------------------------------------------------------------------------
   10.   Review and approve any transactions between (i) the Company and its officers or directors or their affiliates, and (ii) the Company and
         its affiliates                                                                        X                         X
 --------------------------------------------------------------------------------------------------------------------------
   11.   Meet quarterly with the Company's chief financial officer (the "CFO")
         to ascertain the ability of the CFO and the CEO to sign the certifications required by Sections 302 and 906 of the Sarbanes-Oxley
         Act of 2002, including the reports of the effectiveness of disclosure controls and procedures and any changes in internal control over
         financial reporting                                                              X         X       X          X
 --------------------------------------------------------------------------------------------------------------------------
   12.   Conduct an evaluation of the Committee's performance on an annual basis               X
 --------------------------------------------------------------------------------------------------------------------------

[LOGO OF SAUL CENTERS]
7501 Wisconsin Avenue, Suite 1500
Bethesda, Maryland  20814-6522